UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2007

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 20, 2007, the Registrant received executed amendments to its Florida Reform and Non-Reform contracts, between the State of Florida, Agency for Health Care Administration (“AHCA”) and each of HealthEase of Florida, Inc., a wholly-owned subsidiary of the registrant, and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida, also a wholly-owned subsidiary of the Registrant.  The amendments implement the state’s determination that the Florida Medicaid program no longer covers Medicaid cost-sharing for certain Medicare services for qualified Medicare beneficiaries and remove from the dual eligible member rate the premiums previously attributable to this Medicaid cost-sharing.  The amendments are effective September 1, 2007.  Copies of the amendments are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the above-described amendments.  The above description is qualified in its entirety by reference to the amendments.

On December 27, 2007, the Registrant also received a notice of Service Area Expansion Application Approval and Contract Renewal for its contract between the Centers for Medicare & Medicaid Services and WellCare Health Insurance of New York, Inc. (“WHINY”), a wholly-owned, indirect subsidiary of the Registrant.  Pursuant to this notice WHINY will expand its Medicare Private Fee-for-Service plans into three new counties in the State of New York beginning in 2008.  The renewal is for a period of one year ending on December 31, 2008.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the Securities and Exchange Commission.  The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

None.

(b)  Pro Forma Financial Information.

None.

(c)  Shelf Company Transaction.

None.

(d)   Exhibits.

The following exhibits are filed as part of this report:

10.1	Amendment number 2 to Contract No. FA619 (Medicaid Non-Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.2
Amendment number 3 to Contract No. FA615 (Medicaid Non-Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida.

10.3	Amendment number 6 to Contract No. FAR001 (Medicaid Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.4
Amendment number 6 to Contract No. FAR009 (Medicaid Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2007	WELLCARE HEALTH PLANS, INC. /s/ Thaddeus Bereday
Thaddeus Bereday
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment number 2 to Contract No. FA619 (Medicaid Non-Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.2
Amendment number 3 to Contract No. FA615 (Medicaid Non-Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida.

10.3	Amendment number 6 to Contract No. FAR001 (Medicaid Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.4
Amendment number 6 to Contract No. FAR009 (Medicaid Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida.